Exhibit 10.25
AGREEMENT TO TERMINATE CHANGE IN CONTROL BENEFITS
     THIS AGREEMENT TO TERMINATE CHANGE IN CONTROL BENEFITS, dated as of November 30, 2006 by and between National City Corporation, a Delaware corporation (“National City”), and David A. Daberko (“Executive”).
WITNESSETH:
     WHEREAS, the Executive and National City have previously entered into the agreements listed in Exhibit A attached to this Agreement (the “Agreements”);
     WHEREAS, the Executive has been awarded benefits pursuant to various benefit plans maintained by National City that are listed in Exhibit A (the “Benefit Plans” and together with the Agreements the “Awarded Benefits”);
     WHEREAS, the Awarded Benefits provide for various benefits if a change in control of National City occurs (as variously defined in the Award Benefits), including, but not limited to, acceleration of vesting, acceleration of the payment of a benefit, the payment of an incentive award at a higher level than would otherwise occur, an extension of time to exercise a benefit, and the lapsing of restrictions that would otherwise continue (the “Change in Control Benefits”)
     WHEREAS, the Executive no longer desires the Change in Control Benefits and has requested that the Change In Control Benefits be terminated; and
     WHEREAS, the Company is willing to terminate the Change In Control Benefits with respect to the Executive;
     NOW, THEREFORE, in consideration of these premises and undertakings herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, National City and the Executive, each intending to be legally bound, agree as follows:
1.	To terminate any and all Change In Control Benefits with respect to Executive.

2.	Executive releases and waives any and all claims, demands, rights and actions he has or had against National City and any of its subsidiaries and their current and former officers, directors and employees arising out of the termination of the Change In Control Benefits.
     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date first above written.

EXECUTIVE	NATIONAL CITY CORPORATION

/s/ David A. Daberko	By:	/s/ Paul A. Ormond

David A. Daberko		Paul A. Ormond
Chairman, Compensation and
Organization Committee

Exhibit A
Awarded Benefits
David A Daberko
Benefit Plans
•	National City Corporation Management Incentive Plan for Senior Officers

•	National City Corporation Long-Term Cash and Equity Incentive Plan

•	National City Corporation 2002 Restricted Stock Plan

•	National City Corporation 1997 Restricted Stock Plan as Amended and Restated

•	National City Corporation Amended and Second Restated 1991 Restricted Stock Plan
Agreements

Stock Options
1	Stock Option Agreement — Incentive Stock Option dated July 28, 1997
2	Stock Option Agreement — Non-Incentive Stock Option dated July 28, 1997
3	Stock Option Agreement — Incentive Stock Option dated July 28, 1998
4	Stock Option Agreement — Non-Incentive Stock Option dated July 28, 1998
5	Stock Option Agreement — Non-Incentive Stock Option dated August 10, 1999
6	Stock Option Agreement — Non-Incentive Stock Option dated June 20, 2000
7	Stock Option Agreement — Incentive Stock Option dated July 24, 2001
8	Stock Option Agreement — Non-Incentive Stock Option dated July 24, 2001
9	Stock Option Agreement — Incentive Stock Option dated July 23, 2002
10	Stock Option Agreement — Non-Incentive Stock Option dated July 23, 2002
11	Stock Option Agreement — Incentive Stock Option dated July 29, 2003
12	Stock Option Agreement — Non-Incentive Stock Option dated July 29, 2003
13	Stock Option Agreement — Non-Incentive Stock Option dated November 4, 2003
14	Stock Option Agreement — Incentive Stock Option dated July 26, 2004
15	Stock Option Agreement — Non-Incentive Stock Option dated July 26, 2004
16	Stock Option Agreement — Non-Incentive Stock Option dated September 1, 2004
17	Stock Option Agreement — Non-Incentive Stock Option dated November 5, 2004
18	Stock Option Agreement — Incentive Stock Option dated August 31, 2005
19	Stock Option Agreement — Non-Incentive Stock Option dated August 31, 2005
20	Stock Option Agreement — Non-Incentive Stock Option dated December 12, 2005

Restricted Stock/Restricted Stock Units
1	National City Corporation Restricted Stock Award Agreement dated June 27, 1991
2	National City Corporation Restricted Stock Award Agreement dated June 24, 1992
3	National City Corporation Restricted Stock Award Agreement dated June 23, 1993
4	National City Corporation Restricted Stock Award Agreement dated July 6, 1994
5	National City Corporation Restricted Stock Award Agreement dated June 14, 1995
6	National City Corporation Restricted Stock Award Agreement dated July 22, 1996
7	National City Corporation Restricted Stock Award Agreement dated July 28, 1997
8	National City Corporation Restricted Stock Award Agreement dated August 31, 2005
9	National City Corporation Restricted Stock Unit Award Agreement dated March 15, 2006